UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2021

VMWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue	Palo Alto	CA	94304
(Address of Principal Executive Offices)			(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Special Dividend

On November 1, 2021, VMware, Inc. (“VMware”) confirmed that the per share dividend amount for VMware’s $11.5 billion conditional special cash dividend payable pro-rata to all VMware stockholders (the “Special Dividend”) as of the close of business on October 29, 2021 in connection with that certain Separation and Distribution Agreement, dated as of April 14, 2021 and amended as of October 7, 2021 (the “Separation and Distribution Agreement”), by and between VMware and Dell Technologies Inc. (“Dell”), will be $27.40 per share. As previously announced, the payment date for the Special Dividend is November 1, 2021, subject to satisfaction of the closing conditions contained in the Separation and Distribution Agreement. Payment of the Special Dividend remains subject to the Dividend Payment Conditions, as defined in the Separation and Distribution Agreement and described in VMware’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 14, 2021 and October 7, 2021.

As of October 29, 2021, the number of shares of VMware common stock outstanding was 419,662,495, of which 112,440,659 shares were Class A common stock and 307,221,836 were Class B common stock.

U.S. Federal Tax Treatment of the Special Dividend

VMware currently estimates that, for federal tax purposes, 39.49% of the Special Dividend will be treated as a taxable dividend, with the other 60.51% of the Special Dividend being first treated as a return on capital to stockholders to the extent of their basis in VMware common stock, and thereafter as capital gain.

The tax treatment of the Special Dividend will be based on VMware’s current and accumulated earnings and profits through VMware’s fiscal year ending January 28, 2022 (“FY22”). The process of determining current and accumulated earnings and profits requires a final determination of VMware’s financial results for FY22 and a review of certain other factors. The determination will be based in part on factors that are outside of the control of VMware and which cannot be ascertained at this time. VMware does not expect the calculation of the portion that will be treated as a taxable dividend for federal tax purposes to be finalized until after the completion of FY22. Accordingly, the portion of the Special Dividend estimated to be a taxable dividend is based upon currently available information and is subject to change.

The taxable dividend may be eligible for treatment as a qualified dividend for federal tax purposes depending on the holding period of the underlying stock and other personal tax matters. The precise tax impact of the Special Dividend to specific stockholders depends upon the stockholder’s individual tax situation.

The Internal Revenue Service (“IRS”) Form 1099-DIV, issued no later than January 31 of each tax year (or as allowed by IRS procedures), will reflect the amount of the Special Divided to be treated as a taxable dividend and the amount of the distribution first treated as a return on capital to stockholders to the extent of their basis in VMware common stock, and thereafter as capital gain.

Since the tax treatment of the Special Dividend cannot be finalized until after the close of FY22 this may result in stockholders receiving an amended IRS Form 1099-DIV or other required reporting after the initial IRS Form 1099-DIV forms are distributed on January 31, 2022. The decision to issue an amended IRS Form 1099-DIV to stockholders will be made by individual brokerage firms.

Stockholders are urged to consult with a tax advisor to determine the tax consequences of the Special Dividend received, including any state, local or foreign tax considerations. The return of capital percentage on common stock dividends as reported on Form 8937 can be found on VMware’s website at ir.vmware.com. The Form 8937 will be updated as necessary following the determination of VMware’s financial results for FY22 and a review of certain other factors.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Statements regarding the Special Dividend, including the payment date, per share dividend amount, expected satisfaction of the Dividend Payment Conditions and the tax treatment of the Special Dividend, and all other statements in this report and the exhibits furnished herewith, other than historical facts, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. VMware may be delayed in consummating or may not be able to complete the transactions contemplated by the Separation and Distribution Agreement, including the Special Dividend, on the terms described in the Separation and Distribution Agreement or other acceptable terms or at all because of a number of factors, including (1) satisfaction of conditions related to and VMware’s ability to pay the Special Dividend, (2) the occurrence of any event, change or other circumstances that could give rise to delay in the consummation of or failure to satisfy conditions precedent to the transactions contemplated by, or result in the termination of, the Separation and Distribution Agreement, (3) adverse changes in general economic, capital markets or other market conditions, (4) the impact of the COVID-19 pandemic on VMware’s operations, financial condition, customers, the business environment and global and regional economies, (5) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into and rapid technological changes in the industries in which VMware competes, and new product and marketing initiatives by

VMware’s competitors, (6) the ability to successfully integrate into VMware acquired companies and assets and smoothly transition services related to divested assets from VMware, (7) VMware’s customers’ uncertain acceptance of emerging technologies and ability to transition to new products, platforms, services, solutions and computing strategies in the industries in which VMware competes, (8) VMware’s ability to enter into, maintain and extend strategically effective partnerships, collaborations and alliances, (9) the continued risk of litigation and regulatory actions, (10) VMware’s ability to protect its proprietary technology, (11) risks associated with cyber-attacks, information security and data privacy, (12) disruptions resulting from key management changes and VMware’s ability to retain and hire key personnel, (13) risks associated with international sales such as fluctuating currency exchange rates and increased trade barriers and tariffs, (14) VMware’s relationship with Dell and matters relating to Dell’s investment in VMware, (15) changes in VMware’s financial condition, (16) determination of VMware’s financial results for FY22 and (17) other factors relating to the final calculation of the portion of the Special Dividend taxable as a dividend or as a return of capital or capital gain. These forward-looking statements are made as of the date of this Current Report, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that VMware may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2021

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris
Vice President, Deputy General Counsel and Assistant Secretary